Exhibit 99.3

Derma Sciences, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
Basis of Presentation

        The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 and Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2006 and the year ended December 31, 2005, are based on the audited and unaudited historical financial statements of Derma Sciences, Inc. (the “Company”) and Western Medical, Inc. (“Western Medical”). The acquisition of Western Medical by the Company consummated on April 18, 2006 will be accounted for using the purchase method of accounting as of and from that date. The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 was prepared assuming the Western Medical acquisition was completed on March 31, 2006. The Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2006 was prepared assuming the Western Medical acquisition was completed on January 1, 2006. The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 was prepared assuming the Western Medical acquisition was completed on January 1, 2005.

        The Unaudited Pro Forma financial statements are presented for informational purposes only. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations do not purport to represent what the Company’s actual financial position or results of operations would have been had the acquisition of Western Medical occurred as of such dates, or to project the Company’s financial position or results of operations for any subsequent period or date, nor does it give effect to any matters other than those described in the notes hereto. In addition, the allocation of the purchase price by the Company to the assets and liabilities of Western Medical it acquired is preliminary and the final allocation which will be made on the basis of the estimated fair values of such assets and liabilities as of April 18, 2006 may differ from the amounts reflected herein. The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Statements of Operations should be read in conjunction with the Company’s historical financial statements contained in its Annual Report on Form 10-KSB for the year ended December 31, 2005 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 previously filed with the Securities and Exchange Commission and the historical audited and unaudited financial statements of Western Medical contained herein.

DERMA SCIENCES, INC.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
March 31, 2006

                                                                            Western                   Allocation
                                                                            Medical    Transaction    of Purchase      Total
ASSETS                                              Derma       Western   Excludables    Funding         Price       Pro Forma    Consolidated
                                                  Sciences      Medical       (1)          (2)            (3)       Adjustments     Pro Forma
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Current Assets
  Cash and cash equivalents                     $    68,246   $  586,240  $  (586,240)  $  (68,246)         -      $  (654,486)         -
  Marketable securities                                          903,024     (903,024)       -              -         (903,024)         -
  Accounts receivable, net                        1,303,068      390,556        -            -              -            -        $ 1,693,624
  Inventories                                     4,740,795      935,000        -            -              -            -          5,675,795
  Prepaid expenses and other current assets         341,302        1,600       (1,600)       -              -           (1,600)       341,302
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Total current assets                              6,453,411    2,816,420   (1,490,864)     (68,246)         -        (1,559,110)    7,710,721
Equipment and improvements, net                   3,312,597       67,754      (67,754)       -            500,000       432,246     3,812,597
Goodwill                                            200,000        -            -            -          3,677,424     3,677,424     3,877,424
Other intangible assets, net                        278,779        -            -            -          2,160,000     2,160,000     2,438,779
Investment in Western Medical                       -              -            -        6,500,000     (6,500,000)        -             -
Other assets, net                                   323,811        -            -          932,000       (860,000)       72,000       395,811
Net assets transferred by seller                      -            -       (1,022,576)       -          1,022,576         -             -
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Total Assets                                    $10,568,598   $2,884,174  $(2,581,194)  $7,363,754          -        $4,782,560   $18,235,332
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LIABILITIES AND SHAREHOLDERS' EQUITY
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Current Liabilities
  Line of credit borrowings                     $   854,144        -            -           63,754          -             63,754  $   917,898
  Current maturities of long-term debt              289,227        -            -          194,439          -            194,439      483,666
  Accounts payable                                1,497,754      306,558       (3,578)       -              -             (3,578)   1,800,734
  Accrued expenses and other current
   liabilities                                      386,683        -            -            -              -            -            386,683
  Notes payable to shareholders                     -            459,687     (459,687)       -              -           (459,687)       -
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Total current liabilities                         3,027,808      766,245     (463,265)     258,193          -            (205,072)  3,588,981
Other long-term debt, net of current maturities     311,131        -            -          805,561          -             805,561   1,116,692
Promissory note payable to seller                   -              -            -          500,000          -             500,000     500,000
Other long-term liabilities                         105,925        -            -            -              -             -           105,925
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Total Liabilities                                 3,444,864      766,245     (463,265)   1,563,754          -           1,100,489   5,311,598
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Commitments
Shareholders' Equity
Convertible preferred stock, $.01 par value;
  1,750,000 shares authorized; issued and
  outstanding: 2,280,407 shares (liquidation
  preference of $4,210,231)                          22,804        -            -            -              -             -            22,804
Common stock, $.01 par value; 30,000,000
  shares authorized; issued and outstanding:
  12,285,768 shares - historical; 22,978,160
  shares - proforma                                 122,858        -            -          106,924          -           106,924       229,782
Western Medical share capital                         -          977,800     (977,800)     -                -          (977,800)        -
Additional paid-in capital                       19,943,684        -            -        5,693,076          -         5,693,076    25,636,760
Accumulated other comprehensive income              871,802       (6,112)       6,112        -              -             6,112       871,802
Accumulated deficit                             (13,837,414)   1,146,241   (1,146,241)       -              -        (1,146,241)  (13,837,414)
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Total Shareholders' Equity                        7,123,734    2,117,929   (2,117,929)   5,800,000          -         3,682,071    12,923,734
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Total Liabilities and Shareholders' Equity      $10,568,598   $2,884,174  $(2,581,194)  $7,363,754          -        $4,782,560   $18,235,332
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See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DERMA SCIENCES, INC.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
Three Months Ended March 31, 2006

                                                                            Western
                                                                            Medical                        Total
                                                  Derma        Western    Excludables    Incremental     Pro Forma    Consolidated
                                                Sciences       Medical        (4)           Costs       Adjustments    Pro Forma
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Net sales                                      $5,756,914   $1,498,533             -             -             -       $7,255,447
Cost of sales                                   3,564,913      897,983    $  (4,168)     $  12,400 (5)  $  8,232        4,471,128
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Gross Profit                                    2,192,001      600,550        4,168        (12,400)       (8,232)       2,784,319
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Operating expenses                              2,121,752      407,388     (149,523)       108,000 (6)   (41,523)       2,487,617
Interest expense, net                              82,050        4,120       (4,120)        53,500 (7)    49,380          135,550
Other income, net                                 (69,521)      (5,320)       5,320              -         5,320          (69,521)
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Total Expenses                                  2,134,281      406,188      (148,323)      161,500        13,177        2,553,646
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Income before provision for income taxes           57,720      194,362       152,491      (173,900)      (21,409)         230,673
Provision for income taxes                              -        2,600        (2,600)            -        (2,600)               -
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Net Income                                     $   57,720   $  191,762    $  155,091     $(173,900)     $(18,809)      $  230,673
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Income per common share - basic                     $0.00        -             -             -             -                $0.01
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Income per common share - fully diluted             $0.00        -             -             -             -                $0.01
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Shares used in computing income per common
  share - basic                                12,285,768        -             -             -             -           22,906,160
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Shares used in computing income per common
  share - fully diluted                        15,659,185        -             -             -             -           26,387,407
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See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DERMA SCIENCES, INC.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2005

                                                                            Western
                                                                            Medical                        Total
                                                  Derma        Western    Excludables    Incremental     Pro Forma    Consolidated
                                                Sciences       Medical        (4)           Costs       Adjustments    Pro Forma
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Net sales                                     $23,545,475   $6,684,160        -               -            -          $30,229,635
Cost of sales                                  15,756,053    4,019,163   $  (23,772)     $  49,500 (5) $  25,728       19,800,944
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Gross Profit                                    7,789,422    2,664,997       23,772        (49,500)      (25,728)      10,428,691
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Operating expenses                              7,520,986    1,811,935     (628,570)       432,000 (6)  (196,570)       9,136,351
Goodwill impairment loss                          910,967        -            -              -             -              910,967
Interest expense, net                             336,867       22,269      (22,269)       210,200 (7)   187,931          547,067
Other income, net                                 (70,294)     (15,854)      15,854            -          15,854          (70,294)
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Total Expenses                                  8,698,526    1,818,350      (634,985)      642,200         7,215       10,524,091
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Loss before provision for income taxes           (909,104)     846,647       658,757      (691,700)      (32,943)         (95,400)
Provision for income taxes                          -            7,782        (7,782)        -            (7,782)           -
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Net Loss                                      $  (909,104)  $  838,865     $ 666,539     $(691,700)    $ (25,161)     $   (95,400)
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Loss per common share - basic and fully
  diluted                                          $(0.07)       -             -             -             -                $0.00
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Shares used in computing loss per common
  share -  basic and fully diluted             12,216,804        -             -             -             -           22,837,197
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See accompanying notes to unaudited pro forma condensed consolidated financial statements.

DERMA SCIENCES, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.     Preliminary Allocation of Purchase Price

        On April 18, 2006, the Company acquired certain assets and assumed the trade payables and the business of Western Medical for $6,500,000 of which $6,000,000 was paid in cash and $500,000 will be paid via a three-year promissory note issued to Western Medical by the Company. In addition, the Company anticipates incurring $860,000 of transaction costs related to the purchase. The purchased assets consist of trade receivables, inventory, equipment and certain identifiable intangibles. To fund the purchase, the Company raised $5,800,000 (net of $572,236 in commissions and other offering expenses) from the private sale of 2,655,098 units (the “Units”) at $2.40 per Unit each Unit consisting of four shares of common stock and one warrant to purchase one share of common stock at $1.00 per share. In addition, the placement agent for the Units received 754,806 five-year warrants each to purchase one share of common stock at $0.72 per share. The Company also received $1,000,000 in cash from a new term loan that bears interest at prime plus 5% from its U.S. lender through an amendment to its existing three year revolving credit facility. The $72,000 of deferred financing costs related to this financing are being amortized to interest expense over the three year term of the amended credit facility.

        The acquisition will be accounted for under the purchase method. A preliminary allocation of the purchase price assuming the acquisition had been consummated as of March 31, 2006 is outlined below:

         Purchase Price:

         Cash paid                                    $6,000,000
         Promissory note                                 500,000
         Transaction costs                               860,000
                                                      -----------

              Total                                   $7,360,000
                                                      ===========

         Allocation of Purchase Price:

         Trade receivables                           $   390,556
         Inventory                                       935,000
         Equipment                                       500,000
         Identifiable intangibles                      2,160,000
         Goodwill                                      3,677,424
         Accounts payable                               (302,980)
                                                      -----------

              Total                                   $7,360,000
                                                      ===========

        The Company is currently assessing the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed. It is expected that the current assets and liabilities assumed will approximate their historical carrying values as of the date of the acquisition. A valuation study is presently being conducted to establish the fair market value as of April 18, 2006 of the equipment and the identifiable intangibles acquired.

2.     Explanation of Pro Forma Adjustments

(1)

To exclude Western Medical assets, liabilities and equity included in the Western Medical balance sheet at March 31, 2006 that have been retained by the former owners and are not included in the assets acquired and liabilities assumed by the Company.

(2)	To record the acquisition of Western Medical as of March 31, 2006 by the Company in accordance with the financial terms outlined in footnote 1 above.

(3)	To preliminarily allocate the purchase price to the assets acquired and liabilities assumed at their estimate fair market values as of March 31, 2006 and the excess to goodwill.

(4)

To adjust Western Medical operating expenses and taxes for income and expenses that are or are not expected to have a post-acquisition impact on the Company that are directly attributable to the acquisition. Operating expenses excluded relate to occupancy (no real estate was included in the purchase) and consulting contracts incurred by Western Medical that will not be continuing post-acquisition. Other income and interest expense excluded relate to marketable securities and shareholder loans that were not part of the purchase.

(5)	To adjust depreciation expense based on the estimated fair market value of the equipment acquired being depreciated over ten years.

(6)	To adjust operating expense based on the amortization of estimated amortizable intangibles acquired being amortized over an estimated life of five years.

(7)	To adjust interest expense based on actual indebtedness incurred together with the amortization of estimated deferred financing costs associated with the acquisition.